UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2009

ELIXIR GAMING TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-32161	91-1696010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6650 Via Austi Parkway, Suite 170

Las Vegas, Nevada 89119

(Address of principal executive offices)

(702) 733-7195

 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01                       Changes in Registrant’s Certifying Accountant

On January 5, 2009, Elixir Gaming Technologies, Inc. (the “Company”) engaged Ernst & Young (Hong Kong) to serve as the Company’s independent registered accounting firm for the year ended December 31, 2008.  The engagement of Ernst & Young (Hong Kong) was approved by the Audit Committee of the Board of Directors of the Company.  The Audit Committee also approved the dismissal of the Company’s former auditors, Ernst & Young LLP (United States).  The Audit Committee approved the transition of the audit engagement from  Ernst & Young LLP (United States) to Ernst & Young (Hong Kong) as a matter of geographic convenience as most of the Company’s operations are now located in Asia and its accounting and finance functions are now located in Hong Kong.

Ernst & Young LLP’s (United States) report on the financial statements of the Company as of and for the year ended December 31, 2007, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, procedure or accounting principle except for an explanatory paragraph in their report with respect to a change in accounting principle arising from the adoption of  the provisions of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes.

During the Company’s fiscal year ended December 31, 2007 and the subsequent period through January 5, 2009, there were no disagreements between the Company and Ernst & Young LLP (United States) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young LLP’s (United States) satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements as of and for the year ended December 31, 2007.

There were no reportable events as described in item 304(a)1(v) of Regulation S-K except that during 2008 the Company discussed with Ernst & Young LLP (United States) a material weakness in internal control discovered by the Company relating to accounting controls over fixed asset acquisitions  in Cambodia and more fully described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. The Company authorized Ernst & Young LLP (United States) to respond fully to the inquiries of  Ernst & Young (Hong Kong) concerning the material weakness.

The Company provided Ernst & Young, LLP (United States) with a copy of the foregoing disclosures.  Attached as Exhibit 16 is a copy of Ernst & Young LLP’s (United States) letter, dated January 9, 2009, stating its agreement with such statements.

In addition, during the Company’s fiscal years ended December 31, 2007  and the subsequent period through January 5, 2009, the Company did not consult with Ernst & Young (Hong Kong) with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of  audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01                       Financial Statements and Exhibits

(d)                                  Exhibits

16	Letter from Ernst & Young LLP (United States)	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIXIR GAMING TECHNOLOGIES, INC.

Dated: January 9, 2009	/s/ Clarence Chung
Clarence Chung
Chief Executive Officer